AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 21, 1998

                                                       REGISTRATION NO. 33-19689
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 9
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                       GOVERNMENT SECURITIES INCOME FUND
                    MONTHLY PAYMENT U.S. TREASURY SERIES--5
                           (A UNIT INVESTMENT TRUST)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                            PAINEWEBBER INCORPORATED

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
 UNIT INVESTMENT TRUSTS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051                              SMITH BARNEY INC.
                                                   TWO WORLD TRADE CENTER
                                                         101ST FLOOR
                                                     NEW YORK, NY 10048



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
   ONE NEW YORK PLAZA            AMERICAS            CENTER--59TH FLOOR
   NEW YORK, NY 10292       NEW YORK, NY 10019       NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.       ROBERT E. HOLLEY        LAURIE A. HESSLEIN
      P.O. BOX 9051          1200 HARBOR BLVD.        388 GREENWICH ST.
PRINCETON, NJ 08543-9051    WEEHAWKEN, NJ 07087      NEW YORK, NY 10013

   LEE B. SPENCER, JR.          COPIES TO:           DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA     PIERRE DE SAINT PHALLE, DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292              ESQ.                TWO WORLD TRADE
                           450 LEXINGTON AVENUE      CENTER--59TH FLOOR
                            NEW YORK, NY 10017       NEW YORK, NY 10048


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and will file the Rule 24f-2 Notice for the most recent fiscal year in February, 1998.

Check box if it is proposed that this filing will become effective on January 30, 1998 pursuant to paragraph (b) of Rule 485. / x /

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
                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


GOVERNMENT                    The objective of this Defined Fund is safety of
SECURITIES                    capital and current monthly income by investing in
INCOME FUND                   a portfolio of interest-bearing U.S. Treasury
MONTHLY PAYMENT               securities backed by the full faith and credit of
U.S. TREASURY                 the United States government. Interest income is
SERIES--5                     exempt from U.S. federal income taxes, including
(A UNIT INVESTMENT TRUST)     withholding taxes, for many foreign investors.
------------------------------Interest income is subject to U.S. federal income / / U.S. GOVERNMENT SECURITIEStaxes for U.S. investors, but is exempt from state
/ / MONTHLY INCOME            and local personal income taxes in all states.
/ / TAX-EXEMPT TO MANY FOREIGNThere can be no assurance that the Fund will
    INVESTORS                 achieve its objective.
                              The value of units will fluctuate with the value of the Portfolio, which will change with changes in interest rates.
                              Minimum purchase: $250



                              --------------------------------------------------
                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                              DISAPPROVED
                              BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
                              STATE
                              SECURITIES COMMISSION NOR HAS THE COMMISSION OR
                              ANY
                              STATE SECURITIES COMMISSION PASSED UPON THE
                              ACCURACY
                              OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                              TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              --------------------------------------------------
SPONSORS:                     PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                UNLESS ACCOMPANIED BY GOVERNMENT SECURITIES INCOME
Pierce, Fenner & Smith        FUND PART B
Incorporated                  INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.             PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
PaineWebber Incorporated      REFERENCE.
Prudential Securities         INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Incorporated                  1-800-221-7771.
Dean Witter Reynolds Inc.     PROSPECTUS PART A DATED JANUARY 30, 1998.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.

----------------------------------------------------------------
Defined U.S. Treasury Portfolio
----------------------------------------------------------------

Our defined portfolio of U.S. Treasury securities offers you a simple and convenient way to participate in the U.S. Treasury market and obtain monthly income while earning an attractive return.

INVESTMENT OBJECTIVES

To obtain safety of capital as well as current monthly income through investment in a fixed portfolio of long-term U.S. Treasury securities which are backed by the full faith and credit of the United States.

----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio of Securities is selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a Security can be sold if retaining it is considered detrimental to investors' interest.

PORTFOLIO COMPOSITION

The Fund was created September 13, 1988. The information in this prospectus is as of October 31, 1997, the evaluation date.

The Portfolio contains 5 different issues of U.S. Treasury securities with fixed final maturity dates ranging from 2015 to 2017. The percentage relationships are as follows: 9.875% coupons maturing 11/15/15, 20%; 9.25% coupons maturing 2/15/16, 20%; 7.25% coupons maturing 5/15/16, 20%; 7.50% coupons maturing
11/15/16, 20%; 8.75% coupons maturing 5/15/17, 20%. As each U.S. Treasury security matures, the proceeds of the maturing Security will be distributed to investors, returning approximately equal portions of principal invested each year. The U.S. Treasury securities in the Portfolio are backed by the full faith and credit of the United States.

CALL PROTECTION

100% of the aggregate face amount of the Portfolio is not subject to redemption prior to maturity but is payable in full at the stated maturity amounts.

TAX INFORMATION

Interest on the Securities is subject to U.S. federal income taxes for U.S. investors but exempt from state and local personal income taxes in all states. For many foreign investors, income from the Fund will be exempt from federal income taxes.

In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of each Security when interest on the Security is received by the Fund.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

U.S. Government securities are not affected by credit risk but are subject to changes in market value resulting from changes in interest rates. Unit price fluctuates and the value of units will decline if interest rates increase. Because of the possible maturity, sale or other disposition of Securities, the size, composition and return of the Portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units.

There is no guarantee that the Fund will achieve its investment objective. The Fund itself and the units are not backed by the full faith and credit of the U.S. Government.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

MONTHLY INCOME DISTRIBUTIONS

The Fund pays monthly income, even though the securities generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per 1,000 units:                  $    6.98
Annual Income per 1,000 units:                           $   83.78


These figures are estimates determined as of the Evaluation Date and actual payments may vary.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------
PUBLIC OFFERING PRICE PER 1,000 UNITS                 $1,290.30

The Public Offering Price as of October 31, 1997, the evaluation date, is based on the aggregate bid side evaluation of the underlying securities ($41,960,939) divided by the number of units outstanding (33,440,000) times 1,000, plus a sales charge of 2.75% of the Public Offering Price (2.828% of the value of the underlying securities). The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 3:30 p.m. Eastern time on every business day.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 100% of the securities were valued at a premium over par (see Risk Factors in Part B).

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of $250. There is no minimum purchase for payroll deduction plans.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing security listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of securities deposited. On the evaluation date the value of the Fund was 73% of the face amount of securities deposited.

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                Public Offering
                                                        Price
                                                -----------------
Maximum Sales Charges                                    2.75%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Amount per
                                                    1,000 Units
                                                   --------------
Trustee's Fee                                        $     0.70
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $     0.25
Evaluator's Fee                                      $     0.11
Other Operating Expenses                             $     0.41
                                                   --------------
TOTAL                                                $     1.47


REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price will be based on the then current net asset value (based on the lower, bid side evaluation of the securities, as determined by an independent evaluation), plus principal cash, if any, as well as accrued interest. The redemption and secondary market repurchase price as of the evaluation date was $1,254.81 per 1,000 units ($35.49 per 1,000 units less than the Public Offering Price). There is no fee for selling Units.

This Fund also offers a checkwriting privilege with the Trustee bank. See How to Redeem or Sell Units-- Redemption by Check in Part B. Any references therein to Chase Manhattan Bank should be changed to the Bank of New York.

----------------------------------------------------------------
Taxes
----------------------------------------------------------------

Substitute the following for Taxes in Part B.

The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about an investment in the Fund.

The Sponsors believe that individual investors will not be subject to any state or local personal income taxes on the interest received by the Fund and distributed to them. However, investors (including individuals) may be subject to state and local taxes on any capital gains (or 'market discount' treated as ordinary income) and to other state and local taxes (including corporate income or franchise taxes, personal property or intangibles taxes, and estate or inheritance taxes) on their Units or the income derived therefrom. In addition, individual investors (and any other investors that are not subject to state and local taxes on the interest income derived from the Fund) will probably not be entitled to a deduction for state and local tax purposes for their share of the fees and expenses paid by the Fund, for any amortized bond premium or for any interest on money borrowed to purchase their Units. Investors should consult their tax advisers regarding the state and local taxes that may result from an investment in the Fund.

After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received and any 'original issue discount' accrued by the Fund on the Securities, the cash proceeds received by the Fund from the disposition of any Security, and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

GENERAL TREATMENT OF THE FUND

The fund will not be taxed as a corporation for federal income tax purposes or for New York State or City purposes, and each investor will be considered to own directly a share of each Security in the Fund. Each investor will be considered to have received the interest (and accrued the original issue discount, if any) on his pro rata portion of each Security when interest is received (or original issue discount is accrued) by the Fund, regardless of whether the interest is automatically reinvested in the Fund or used to pay Fund expenses.

INCOME OR LOSS UPON DISPOSITION

Upon a disposition of all or part of an investor's pro rata portion of a Security (by sale, exchange or redemption of the Security or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued market discount. An investor will generally have market discount to the extent that his basis in a Security when he purchases a Unit is less than its stated redemption price at maturity (or, in the case of a Security issued with original issue discount, the issue price increased by original issue discount that has accrued on the Security before his purchase). Investors should consult their tax advisers in this regard.

The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses. An investor who is an individual and has held his pro rata portions of Securities for more than eighteen months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Securities or corresponding Units. Investors should consult their tax advisers in this regard.

INVESTOR'S BASIS IN THE SECURITIES

An investor's aggregate basis in the Securities will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect any accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

ORIGINAL ISSUE DISCOUNT, ACQUISITION PREMIUM AND BOND PREMIUM

Original issue discount accrues in accordance with a constant yield method based on a compounding of interest and is generally equal to the excess of a Security's stated redemption price at maturity over its original issue price. Original issue discount inclusions are reduced by accruals of acquisition premium. An investor will have acquisition premium to the extent his basis in a Security when he purchases a Unit is less than the stated redemption price at maturity but more than the issue price increased by any original issue discount that has accrued on the Security before his purchase.

Generally, bond premium accruals on a Security will be based upon the excess of an investor's basis in the Security at the time of purchasing a Unit over its stated redemption price at maturity. If an investor has elected to amortize bond premium, which is an election that applies to all debt obligations of an investor and that can be revoked only with consent of the Internal Revenue Service, the amount amortized will offset the investor's interest from the Security and reduce the investor's basis. Investors should consult their tax advisers in this regard.

EXPENSES

An individual investor who itemizes deductions may deduct his pro rata share of current ongoing Fund expenses only to the extent that such amount, together with the investor's other miscellaneous deductions, exceeds 2% of his adjusted gross income. The Internal Revenue Code further restricts the ability of an individual investor with an adjusted gross income in excess of a specified amount (for 1997, $121,200 or $60,600 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Fund expenses).

FOREIGN INVESTORS

Notwithstanding the foregoing, foreign investors (including non-resident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally not be subject to U.S. federal income tax, including withholding tax, on the interest or gain on a Security if (i) the investor meets certain requirements, including the certification of foreign status and other matters, and (ii) the Security was issued after July 18, 1984. Unless otherwise stated in Part A of the Prospectus, the Sponsors believe that all the Securities in the Portfolio were issued after July 18, 1984. Under certain circumstances, withholding agents will file foreign person information returns with the Internal Revenue Service. Foreign investors should consult their own tax advisers about the possible application of federal, state and local taxes in the U.S. and their foreign countries of residence or organization.

RETIREMENT PLANS

This Series of Government Securities Income Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by the year 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyer expenses. The Taxpayer Relief Act of 1997 provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was aged at least 59 1/2 at the time of distribution.

Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - 5


REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders
of Defined Asset Funds - Government Securities Income Fund,
Monthly Payment U.S. Treasury Series - 5:


We have audited the accompanying statement of condition of Defined Asset Funds - Government Securities Income Fund, Monthly Payment U.S. Treasury Series - 5, including the portfolio, as of October 31, 1997 and the related statements of operations and of changes in net assets for the years ended October 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. (See Note 5.) Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at October 31, 1997, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Government Securities Income Fund, Monthly Payment U.S. Treasury Series - 5 at October 31, 1997 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
January 5, 1998

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - 5

STATEMENT OF CONDITION
AS OF OCTOBER 31, 1997

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $35,369,534)(Note 1).....................                 $41,960,939
  Accrued interest receivable......................                   1,159,859
                                                                   _____________

              Total trust property.................                  43,120,798

LESS LIABILITIES:
  Advance from Trustee............................. $    393,643
  Accrued expenses.................................       18,018        411,661
                                                    _____________  _____________

NET ASSETS, REPRESENTED BY:
  33,440,000 units of fractional undivided
    interest outstanding (Note 3)..................   41,960,939
  Undistributed net investment income..............      748,198
                                                    _____________
                                                                    $42,709,137
                                                                   =============
UNIT VALUE ($42,709,137/33,440,000 units)..........                    $1.27719
                                                                   =============


                         See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - 5

STATEMENTS OF OPERATIONS

                                             .......Years Ended October 31,..........
                                                 1997         1996         1995
                                             _________________________________________
INVESTMENT INCOME:
  Interest income...........................  $2,967,831   $3,171,804  $ 3,405,620
  Trustee's fees and expenses...............     (31,205)     (40,942)     (16,100)
  Sponsors' fees............................     (17,221)      (4,072)     (14,610)
                                             _________________________________________
  Net investment income.....................   2,919,405    3,126,790    3,374,910
                                             _________________________________________

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed.............................     691,690      509,945      591,057
  Unrealized appreciation (depreciation)
    of investments..........................   1,272,861   (2,214,716)   7,317,466
                                             _________________________________________

  Net realized and unrealized gain (loss)
    on investments..........................   1,964,551   (1,704,771)   7,908,523
                                             _________________________________________

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................  $4,883,956   $1,422,019  $11,283,433
                                             =========================================


                                 See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - 5

STATEMENTS OF CHANGES IN NET ASSETS

                                               .......Years Ended October 31,..........
                                                   1997         1996         1995
                                               _________________________________________
OPERATIONS:
  Net investment income....................... $ 2,919,405  $ 3,126,790  $ 3,374,910
  Realized gain on securities sold
    or redeemed...............................     691,690      509,945      591,057
  Unrealized appreciation (depreciation)
    of investments............................   1,272,861   (2,214,716)   7,317,466
                                               _________________________________________
  Net increase in net assets resulting
    from operations...........................   4,883,956    1,422,019   11,283,433
                                               _________________________________________
INCOME DISTRIBUTIONS TO HOLDERS (Note 2)......  (2,927,155)  (3,133,282)  (3,374,174)
                                               _________________________________________
CAPITAL SHARE TRANSACTIONS - Redemptions of
  2,925,000, 1,975,000 and 3,125,000 units,
  respectively................................  (3,546,324)  (2,441,153)  (3,614,052)
                                               _________________________________________
NET INCREASE (DECREASE) IN NET ASSETS.........  (1,589,523)  (4,152,416)   4,295,207

NET ASSETS AT BEGINNING OF YEAR...............  44,298,660   48,451,076   44,155,869
                                               _________________________________________
NET ASSETS AT END OF YEAR..................... $42,709,137  $44,298,660  $48,451,076
                                               =========================================
PER UNIT:
  Income distributions during year............    $0.08397     $0.08411     $0.08424
                                               =========================================
  Net asset value at end of year..............    $1.27719     $1.21817     $1.26372
                                               =========================================
TRUST UNITS OUTSTANDING AT END OF YEAR........  33,440,000   36,365,000   38,340,000
                                               =========================================


                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - 5


NOTES TO FINANCIAL STATEMENTS


  1.  SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c) Interest income is recorded as earned.

  2.  DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

  3.  NET CAPITAL

      Cost of 33,440,000 units at Date of Deposit.........   $35,576,137
      Less sales charge...................................       889,370
                                                           ______________
      Net amount applicable to Holders....................    34,686,767
      Redemptions of units - net cost of 23,310,000 units
        redeemed less redemption amounts..................    (3,360,394)
      Realized gain on securities sold or redeemed........     4,043,161
      Unrealized appreciation of investments..............     6,591,405
                                                           ______________

      Net capital applicable to Holders...................   $41,960,939
                                                           ==============

  4.  INCOME TAXES

      All Fund items of income received, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro-rated basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - 5


NOTES TO FINANCIAL STATEMENTS


  5.  CHANGE OF TRUSTEE

      On March 1, 1995, The Bank of New York assumed all of the Trustee responsibilities from Investors Bank & Trust Company.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - 5

PORTFOLIO
AS OF OCTOBER 31, 1997

    Portfolio No. and Title of                   Face
            Securities                          Amount   Coupon  Maturities      Cost(1)     Value(1)
            __________                          ______   ______  __________     _______      ________
 1 United States Treasury Bonds            $ 6,688,000   9.250%    2016     $ 7,587,689   $ 8,909,673

 2 United States Treasury Bonds              6,688,000   7.250     2016       6,169,213     7,463,393

 3 United States Treasury Bonds              6,688,000   8.750     2017       7,242,836     8,594,080

 4 United States Treasury Bonds              6,688,000   7.500     2016       6,338,256     7,645,220

 5 United States Treasury Bonds              6,688,000   9.875     2015       8,031,540     9,348,573

                                          ______________                  ______________ ______________
TOTAL                                      $33,440,000                      $35,369,534   $41,960,939
                                          ==============                  ============== ==============



        NOTE:
        See Note 1 to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
MONTHLY PAYMENT U.S. TREASURY SERIES - -5


NOTES TO PORTFOLIO
AS OF OCTOBER 31, 1997


   (1) The ratings of the bonds are by Standard & Poor's Ratings Group, or by Moody's Investors Service, Inc. if followed by "(m)", or by Fitch Investors Service, Inc. if followed by "(f)"; "NR" indicates that this bond is not currently rated by any of the above-mentioned rating services. These ratings have been furnished by the Evaluator but not confirmed with the rating agencies. A description of the rating symbols and their meanings appears under "Descriptions of Ratings" in this Prospectus, Part B.

   (2) See Notes to Financial Statements.

   (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on Holders of redemptions and related distributions is described under "Taxes" in this Prospectus, Part B.

                         AUTHORIZATION FOR REINVESTMENT
                             DEFINED ASSET FUNDS--
                       GOVERNMENT SECURITIES INCOME FUND
                    MONTHLY PAYMENT U.S. TREASURY SERIES--5
/ / YES, I WANT TO PARTICIPATE IN THE FUND'S REINVESTMENT PLAN AND PURCHASE ADDITIONAL UNITS OF THE FUND EACH MONTH.
     I hereby acknowledge receipt of the Prospectus for Government Securities Income Fund, Monthly Payment U.S. Treasury Series--5, Defined Asset Funds and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Chase Manhattan Bank).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                     Principal
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 644, NEW YORK, NY                         NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          GOVERNMENT SECURITIES INCOME FUND                    UNITED STATES
          U.S. TREASURY SERIES--5
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, NY 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                       GOVERNNMENT SECURITIES INCOME FUND
                    CORPORATE INCOME FUND FIRST GNMA SERIES

   THIS PART B OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED OR
                              PRECEDED BY PART A.
             FURTHER NFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          4
How to Sell Units.....................................          5
Income and Distributions..............................          6
Fund Expenses.........................................          8

                                                          PAGE
                                                        ---------
Taxes.................................................          8
Records & Reports.....................................         12
Trust Indenture.......................................         12
Miscellaneous.........................................         13
Supplemental Information..............................         15
Secondary Market Sales................................        A-1

FUND DESCRIPTION

PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Securities for the Portfolio after considering the Fund's investment objectives as well as the availability of the Securities, the price of the Securities compared to similar securities and the extent to which they were trading at discounts or premiums to par, and the maturities of the Securities. Only issues meeting these stringent criteria of the Defined Asset Funds team of dedicated research analysts are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Securities in the Portfolio appears in Part A of the Prospectus.

     Because each Defined Asset Fund is a preselected portfolio of securities, you know the terms of the Securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Securities are disposed of, this principal should be relatively unaffected by changes in interest rates.

     GNMA Series and Freddie Mac Series. Ginnie Maes are mortgage-backed Securities issued by the Government National Mortgage Association (GNMA), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. The Ginnie Maes are of the 'modified pass-through' type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the Fund) of their pro rata shares of the scheduled principal payments on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest on the aggregate unpaid principal balance of these Ginnie Maes. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. The full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under the guaranty. The GNMA guaranty relates only to payment of principal of and interest on the Ginnie Maes in the Portfolio and not to the Units of the Fund. All mortgages in the pools backing the Ginnie Maes contained in the Portfolio are mortgages on 1-to 4-family dwellings (amortizing over a period of up to 30 years). In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments), designed to repay the principal of the mortgage over this period, together with interest at a fixed rate on the unpaid balance.

     Freddie Macs are mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (FHLMC), which is a corporate instrumentality of the United States, established primarily to increase the availability of mortgage credit for the financing of urgently needed housing. The common stock of FHLMC is owned by the Federal Home Loan Banks. FHLMC Mortgage Participation Certificates (PCs) of the type held by the Portfolios represent an undivided interest in a group of mortgages purchased by FHLMC. The underlying mortgage loans are fixed-rate mortgages with original terms to maturity of about 15 years, most of which are secured by first liens on 1-to 4-family dwellings. FHLMC guarantees the timely payment of interest, the amount of principal due to be paid on the underlying mortgage and the ultimate collection of all principal. The FHLMC PCs are not guaranteed by the United States or by any Federal Home Loan Bank, and they are not backed by the full faith and credit of the United States.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Experienced financial analysts regularly review the Portfolio and a Security may be sold in certain circumstances including the occurrence of a default in payment on the Security, institution of certain legal proceedings, if the Security becomes inconsistent with the Fund's investment objectives, a decline in the price of the Security or the occurrence of other market or credit factors that, in the opinion of Defined Asset Funds research analysts, makes retention of the Security detrimental to the interests of investors.

     The Sponsors and the Trustee are not liable for any default or defect in a Security. If a contract to purchase any Security fails, the Sponsors may generally deposit a replacement security so long as it is a security issued by the same issuer as that of the failed Security and has a fixed maturity date substantially similar to the failed Security. A replacement security must be deposited within 110 days after deposit of the failed contract, at a cost that does not exceed the funds reserved for purchasing the failed Security and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Security, as of the date the failed contract was deposited.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, securities with longer maturities will fluctuate in value more than securities with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

     Certain of the Securities may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount securities are lower than comparably rated securities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securities are higher than comparably rated securities selling at par because premium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     U.S. Treasury Series. U.S. Treasury obligations, though backed by the full faith and credit of the United States, are subject to changes in market value when interest rates fluctuate. 'Laddered' Series seeks to protect against declining interest rates by investing a portion of the Portfolio in longer-term Securities, while if interest rates rise investors will be able to reinvest the proceeds of principal as it is returned in higher yielding obligations. It is anticipated that equal portions of principal invested will be returned annually as Securities mature.

     Treasury 'Zero' Series. The value of Stripped Treasury Securities, and therefore of the Units of these Series, may be subject to greater fluctuations in response to changing interest rates than in a fund consisting of debt obligations with comparable maturities that pay interest currently. This risk is greater when the period to maturity is longer. Furthermore, the stripping of the interest coupons will cause the Units and therefore the investor's pro rata portion of each Stripped Treasury Security to be purchased at a deep discount. The Stripped

Treasury Securities do not make any periodic payments of interest. Accordingly, Funds holding primarily Stripped Treasury Securities are not a suitable investment for persons seeking current cash distributions.

     GNMA Series and Freddie Mac Series. Ginnie Maes and FHLMC PCs purchased at a market discount will increase in value faster than Ginnie Maes and FHLMC PCs purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of these Securities purchased at a market discount will decrease faster than those purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount Securities will be reduced. The potential for appreciation on the Securities, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. In addition, prepayments of principal on Ginnie Maes and FHLMC PCs purchased at a premium over par will result in some loss on investment while prepayments on Ginnie Maes and FHLMC PCs purchased at a discount from par will result in some gain on investment. The Securities in the Portfolio, though backed by GNMA or FHLMC, are subject to changes in market value when interest rates fluctuate.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the date of this Prospectus which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Fund.

PAYMENT OF THE SECURITIES AND LIFE OF THE FUND

     The size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Securities as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

     GNMA Series and Freddie Mac Series. Monthly payments and prepayments of principal are made to the Fund in respect of the mortgages underlying the Securities. All of the mortgages in the pools relating to the Securities are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). While the mortgages on 1-to 4-family dwellings underlying the Ginnie Maes are amortized over a period of up to 30 years and those underlying the FHLMC PCs are amortized over a period of up to 15 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less, perhaps as little as nine and 6 years, respectively. Generally speaking, a number of factors, including mortgage market interest rates and homeowners mobility, will affect the average life of the Ginnie Maes and FHLMC PSc. Changes in prepayment patterns which are influenced by changes in housing cycles and mortgage refinancing could influence yield assumptions used in pricing the securities.

     While the value of these mortgage backed securities generally fluctuates inversely with changes in interest rates, it should be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above.

     Early termination of a Fund or early payments of principal may have important consequences to the investor; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter Units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

PUBLIC OFFERING PRICE

     Units are available from any of the Sponsors at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund. In the secondary market (after the initial offering period), the Public Offering Price is based on the bid side evaluation of the Securities, and includes a sales charge based on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix A). Purchases in the secondary market of one or more Series sponsored by the Sponsors that have the same rates of sales charge may be aggregated.

     To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser. This procedure may be amended or terminated at any time without notice.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit or per 1,000 Units, as applicable.

     Net accrued interest is added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Securities, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors).

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and the following Federal holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day. Securities evaluations are generally determined on the basis of current bid or offer prices for the Securities or comparable securities or by appraisal or by any combination of these methods. Under current market conditions the bid prices for Treasury obligations of the type deposited in the Portfolio are expected to be approximately .10% less than the offer price. The bid price for the Ginnie Maes and Freddie Mac PCs of the type deposited in the Portfolio are expected to be 1/4 to 1/2 of 1% less than the offer price. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons; in that event, the Sponsors may still purchase Units at the redemption price as a service to investors. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request together with any certificates you hold. Certificates must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. The Fund has no back-end load or 12b-1 fees, so there is never a fee for cashing in your investment. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Securities are evaluated on the offer side during the initial offering period and on the bid side thereafter.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors, based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

     Monthly Payment U.S. Treasury Series. You may request distribution in kind from the Trustee instead of cash redemption, provided that you are tendering Units with a value of at least $50,000. By the seventh calendar day after tender, an amount and value of Securities per Unit, together with a pro rata portion of the cash balance in the Fund, equal to the Redemption Price per Unit, will be paid over to the Trustee, as distribution agent, and either held for your account or disposed of in accordance with your instructions. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by you. The Sponsors may modify or terminate this redemption in kind option at any time without notice to investors.

REDEMPTION BY CHECK

     Investors in some Funds (identified in Part A of the Prospectus) who have submitted a properly completed application form and who have elected, by surrendering any Certificates with this application, to hold their Units in uncertificated form are entitled to receive upon request without charge checks which will be drawn upon a special account of the Fund with The Chase Manhattan Bank, N.A. (the 'Bank'). This election, however, does not create a checking or other bank account relationship between an investor and the Bank. Checks may be made payable to the order of any person in amounts of $500 or more. When a check is presented to the Bank for payment, this shall be treated as a tender for redemption of a sufficient number of Units to cover the amount of the check. So long as the Sponsors are maintaining a market at prices in excess of the Redemption Price per Unit, the Sponsors will repurchase any of the Units that are tendered at a price computed as set forth under Market for Units. If the Sponsors are no longer maintaining such a market, Units tendered for redemption by check will be redeemed at their Redemption Price per Unit, based on the lower bid side evaluation of the Securities. Units may not be tendered by check within 15 days following their date of purchase.

     Investors who choose to utilize the Fund's check writing service are subject to the procedures, rules and regulations of the Bank governing checking accounts and redemptions by draft.

     The Bank will not honor checks for amounts exceeding the value of the investor's Units at the time the check is presented to the Bank for payment. If insufficient Units are in the account, the check will be returned marked 'insufficient funds'. Since the dollar value of the Units may change daily, the total value of the account may not be determined in advance and, accordingly, the account may not be entirely redeemed by check. For the same reason, even checks written for amounts less than the present value of an investor's account may be dishonored if the value of the Units in the account declines between the time when the check is written and the time when it is presented for payment. The Bank will not honor checks personally presented for payment at any office of the Bank. This checking service may be terminated or modified at any time by the Bank upon prior notice to the investors.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

     Each Unit receives an equal share of any distributions of interest income net of estimated expenses. Along with the income distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Security to the extent available for distribution. As each Security in the Portfolio matures, the balance in the Capital Account will be distributed on or about the second business day following the maturity date to investors of record on the business day immediately preceding the distribution day. Stripped ('Zero') Treasury Securities pay only at maturity.

     The estimated annual income per Unit, after deducting estimated annual Fund expenses, will change as Securities mature, are called or sold or otherwise disposed of, as prepayments occur on mortgages underlying any mortgage-backed Securities, as replacement obligations are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates and the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional redemptions of Securities, prepayments on mortgage-backed Securities or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing securities in the Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimatd life of the Fund. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual securities in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each security's yield by its market value and the time remaining to the call or maturity date, depending on how the security is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying securities.

     No return estimated can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual security may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

     GNMA Series and Freddie Mac Series. The estimated long-term return figure is calculated using an estimated average life for the Securities. Estimated average life is an essential factor in the calculation of Estimated Long Term Return. When the Fund has a shorter average life than is estimated, Estimated Long Term Return will be higher if the Fund contains Securities priced at a discount and lower if the Securities are priced at premium. Conversely, when the Fund has a longer average life than is estimated, Estimated Long Term Return will be lower if the Securities are priced at a discount and higher if the Securities are priced at a premium. To calculate estimated average life an assumption of the present average age of available mortgage-backed Securities in the marketplace with the same coupon is made; the calculation of estimated average life is based upon actual recent prepayments, industry assumptions about prepayments and analysis of several factors including, among other things, the coupon, the housing environment, the present interest rate (no change in interest rate is assumed) and historical trends. For a more detailed explanation of the calculation of estimated average life, see Payment of the Securities and Life of the Fund--GNMA Series and Freddie Mac Series above.

REINVESTMENT --GNMA SERIES 1, 2, J, 1A, 1B, 1C, 1I, 1K, 1V-1Z

     Distributions will be paid in cash unless you elect to have your distributions reinvested in The GNMA Fund Investment Accumulation Program, Inc. The Program is an open-end management investment company whose primary investment objective is to obtain a high level of current income through investment in a portfolio of Ginnie Maes. Investors participating in the Program will be taxed on their reinvested distributions in the manner described in Taxes even though distributions are reinvested in the Program. For more complete information about the Program, including charges and expenses, return the enclosed form for a prospectus. Read it carefully before you decide to participate. Notice of election to participate must be received by the Trustee in writing at least ten days before the Record Day for the first distribution to which the notice is to apply.

REINVESTMENT --MONTHLY PAYMENT U.S. TREASURY SERIES 1-5, 18, GNMA SERIES 1R, 1S,
               1T, 1U; FREDDIE MAC SERIES 10-12

     Distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors's deposit of additional Securities.

     Purchases made pursuant to the Reinvestment Plan will be made at a reduced sales charge. Unit prices are based on the bid side evaluation of the underlying Securities. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the Holder full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the Holder's account and send the Holder an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.

     Monthly Payment Series 1 and 3. Only income distributions may be reinvested; principal distributions will be paid in cash. Units purchased by reinvestment of income distributions will be acquired at net asset value; no sale charge will be deducted.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.25 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Government Securities Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at $0.10 per Unit or per 1,000 Units as applicable. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     All or some portion of the expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Any balance of the expenses incurred in establishing the Fund, as well as advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES -- SECTION A: MONTHLY PAYMENT U.S. TREASURY SERIES 18; GNMA SERIES 1, 2,
         1R-1Z; FREDDIE MAC SERIES 10-12

TAXATION OF THE FUND

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (net capital gain is defined as the excess of net long-term capital gain over short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distributions to investors of the Fund's interest income, gain that is treated as ordinary income under the market discount rules, and any net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to any net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's interest income, ordinary gain and any net short-term capital gain will be taxable as ordinary income to investors.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes but will not be eligible for the dividends-received deduction for corporations. Distributions of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the time the Units have been held by an investor. An investor will recognize taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be capital gain or loss, except in the case of a dealer. Capital gains are currently taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

     Payments of principal on underlying mortgages or sales of Securities by the Fund (to meet redemptions or otherwise) may give rise to gain (including market discount) to the Fund. The amount of gain will be based upon the cost of the Security to the Fund and will be without regard to the value of the Security when a particular investor purchases his Units. Such gain must be distributed to Investors to avoid Federal income (or excise) taxation to the Fund. In the case of sales to meet redemptions, some or all of such gain must be so distributed to nonredeeming investors. Any such distribution will be taxable to investors as discussed above (i.e., as ordinary income or long-term capital gain), even if as to a particular investor the distribution economically represents a return of capital. Since such distributions do not reduce an investor's tax basis in his Units, an investor will have a corresponding capital loss (or a reduced amount of gain) on a subsequent sale or redemption of his Units.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors who are not U.S. citizens or residents should be aware that distributions from the Fund generally will be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are automatically reinvested (see Income, Distributions and Reinvestment-- Reinvestment above).

TAXES -- SECTION B: MONTHLY PAYMENT U.S. TREASURY SERIES 1-17, 19-23; U.S.
         TREASURY SERIES 7--LADDERED ZERO COUPONS; GNMA SERIES J, 1A, 1B, 1C, 1I, 1K

     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

        The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Security in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to an investor of his Units, including sales charges, is allocated to his pro rata portion of each Security, in proportion to the fair market values thereof on the date the investor purchases his Units, in order to determine his tax basis for his pro rata portion of each Security.

        Each investor will be considered to have received the interest or accrued original issue discount on his pro rata portion of each Security when interest on the Security is received or original issue discount is accrued by the Fund. An individual investor who itemizes deductions may deduct his pro rata share of fees and other expenses of the Fund only to the extent that such amount together with the investor's other miscellaneous deductions exceeds 2% of his adjusted gross income.

        If an investor's tax basis for his pro rata portion of a Security exceeds the redemption price at maturity thereof (subject to certain adjustments), the investor will be considered to have purchased his pro rata portion of the Security at a 'bond premium'. The investor may elect to amortize the bond premium prior to the maturity of the Security. The amount amortized in any year should be applied to offset the investor's interest from the Security and will result in a reduction of basis for his pro rata portion of the Security.

        An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Security is disposed of by the Fund or when he sells or redeems all or some of his Units. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of an investor's pro rata portion of a Security acquired by the investor at a 'market discount' (i.e., where the investor's tax basis for his pro rata portion of the Security (which includes any original issue discount which will accrue thereon) is less than its stated redemption price at maturity) will be treated as ordinary income to the extent the gain does not exceed the accrued market discount.

        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as income of the investors.

        Notwithstanding the foregoing, an investor who is a non-resident alien individual or a foreign corporation (a 'Foreign Investor') will generally not be subject to U.S. federal income taxes, including withholding taxes, on the interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata portion of any Security provided that (i) the interest income or gain is not effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case for most Securities issued by United States issuers), the Security is issued after July 18, 1984 and the Foreign Investor does not own, actually or constructively, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Security and is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security,
     (iii) with respect to any gain, the Foreign Investor (if an individual) is not present in the United States for 183 days or more during the taxable year and (iv) the Foreign Investor provides the required certification of his status and of certain other matters. Withholding agents will file with the Internal Revenue Service foreign person information returns with respect to such interest payments accompanied by such certifications. Foreign Investors should consult their own tax advisers with respect to United States federal income tax consequences of ownership of Units.

                                 *     *     *

     After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received by the Fund on the Securities, the gross proceeds received by the Fund from the disposition of any Security (resulting from redemption or payment at maturity of any Security or the sale by the Fund of any Security), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors may request from the Trustee evaluations of the Securities that were furnished by the Evaluator.

Monthly Payment U.S. Treasury Series (except Series 18) and U.S. Treasury Series 7--Laddered Zero Coupons:

     The Sponsors believe that investors who are individuals will not be subject to any state or local personal income taxes on the interest received by the Fund and distributed to them. However, investors (including individuals) may be subject to state and local taxes on any capital gains (or market discount treated as ordinary income) derived from the Fund and to other state and local taxes (including corporate income or franchise taxes, personal property or intangibles taxes, and estate or inheritance taxes) on their Units or the income derived therefrom. In addition, individual investors (and any other investors which are not subject to state and local taxes on the interest income derived from the Fund) will probably not be entitled to a deduction for state and local tax purposes for their share of the fees and expenses paid by the Fund, for any amortized bond premium or for any interest on indebtedness incurred to purchase or carry their Units. Therefore, even though the Sponsors believe that interest income from the Fund is exempt from state and local personal income taxes in all states, investors should consult their own tax advisers with respect to state and local taxation.

     A distribution to an investor of Securities upon redemption of Units will not be a taxable event to the investor or to nonredeeming investors. The redeeming investor's basis for the Securities will be equal to the basis for the Securities (previously represented by his Units) prior to the redemption, and his holding period for the Securities will include the period during which he held his Units. However, the investor will recognize taxable gain or loss when he sells the Securities so distributed.

     For GNMA Series J, 1A, 1B, 1C, 1I, 1K, an investor may also recognize ordinary gain or loss as a result of principal payments received on underlying mortgages issued by natural persons. In addition, any gain recognized by an investor on the disposition of his pro rata portion of a Ginnie Mae will constitute ordinary income (which will be treated as interest income for most purposes) to the extent it does not exceed the accrued market discount on the Ginnie Mae attributable to underlying mortgages.

     For Freddie Mac Series, the information statement relating to Freddie Mac PCs indicates that the mortgages underlying the Freddie Mac PCs may be subject to rules for obligations originally issued at a discount or to rules for stripped bonds and coupons under Section 1286 of the Code. Investors are urged to consult their tax advisers with respect to the application of these rules to an investment in Units. Investors may also recognize ordinary gain or loss as a result of principal payments received on underlying mortgages issued by natural persons.

     For U.S. Treasury Series 7--Laddered Zero Coupons, the Fund consists primarily of Stripped Treasury Securities. An investor is required to treat its pro rata portion of each Stripped Treasury Security as a bond that was originally issued on the date the investor purchased Units and at an original issue discount equal to the excess of the investor's pro rata portion of the amount payable on such Stripped Treasury Security over the Stripped Treasury Security's ratable share of the original bond's purchase price determined on the basis of the respective fair market values of the stripped bond and the stripped coupon. An investor in a pro rata portion of a Stripped Treasury Security is required to include in income annually a portion of such original issue discount determined under a formula which takes into account the compounding of interest. Because of the original issue discount rules, investors will be required for Federal income tax purposes to include amounts in ordinary gross income in advance of the receipt of the cash attributable to such income. The inclusion of original issue discount in gross income for Federal income tax purposes may differ from the accrual for financial accounting purposes to the extent that generally accepted accounting principles permit or require the inclusion of interest on the basis of a compounding period other than a semi-annual period. Therefore, purchase of Units may be appropriate only for Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans or for investors who can have taxable income attributed to them in advance of the receipt of the cash attributable to such income and prior to the time that such income is earned. Purchasers of Units should consult their own advisers as to the tax treatment of original issue discount with respect to their particular circumstances, including the application of state and local laws, in order to determine whether an investment in the Fund would be appropriate for them.

                                     * * *

     For GNMA Series 1A, 1B, 1C, 1I, 1K, the Sponsors believe that the mortgages underlying the Ginnie Maes originated after July 18, 1984. In the case of Monthly Payment U.S. Treasury Series (except Series 1 and 18) and U.S. Treasury Series 7--Laddered Zero Coupons, the Sponsors believe that the U.S. Treasury Securities, the interest on which is United States source income (which is the case for most Securities issued by United States issuers) were issued after July 18, 1984. To the best knowledge of the Sponsors, interest on any Security issued by a non-United States issuer is not subject to any foreign withholding taxes under current law.

RETIREMENT PLANS

     Certain Series of Government Securities Income Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filling a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Securities held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Securities in exchange or substitution for Securities (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Securities removed and the replacement Securities deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Securities held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Securities, the gross proceeds received by the Fund from the disposition of any Security (resulting from redemption or payment at maturity or sale of any Security), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor. Investors may obtain copies of Security evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     In maintaining a secondary market for Units, the Sponsors will realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Securities in the Portfolio, so there may be a gain or loss when Units are sold.

     Fund performance may be compared to performance data from publications such as Donoghue's Money Fund Report, Lehman Brothers Intermediate Treasury Bond Index, Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

SUPPLEMENTAL INFORMATION

     Upon written or telephonic request to the Trustee shown on the back cover of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Securities that may be part of the Fund's Portfolio and general information about the structure and operation of the Fund.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

                                   APPENDIX A
                             SECONDARY MARKET SALES
                              GNMA SERIES 1 AND 2

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)              DEALER
                                                                                                             CONCESSION AS
                                                                                                                PERCENT OF
                                                                      ----------------------------------            PUBLIC
                                                                      AS PERCENT OF      AS PERCENT OF      OFFERING PRICE
                                                                      BID SIDE PUBLIC      NET AMOUNT     -----------------------
     NUMBER OF UNITS                                                  OFFERING PRICE         INVESTED
--------------------------------------------------------------------  -----------------  ---------------
Less than 250.......................................................           4.25%            4.439%               2.763%
250-499.............................................................           3.25             3.359                2.113
500-749.............................................................           2.50             2.564                1.625
750-999.............................................................           2.00             2.041                1.300
1,000 or more.......................................................           1.50             1.523                0.975

                                              GNMA SERIES J AND SUBSEQUENT SERIES
                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 250,000.........................................................            4.25%             4.439%           2.763%
250,000-499,999...........................................................            3.25              3.359            2.113
500,000-749,999...........................................................            2.50              2.564            1.625
750,000-999,999...........................................................            2.00              2.041            1.300
1,000,000 or more.........................................................            1.50              1.523            0.975

                                                FREDDIE MAC SERIES 10, 11 AND 12
                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 100,000.........................................................            3.50%             3.627%           2.275%
100,000-499,999...........................................................            3.00              3.093            1.950
500,000-749,999...........................................................            2.25              2.302            1.463
750,000-999,999...........................................................            1.50              1.523            0.975
1,000,000 or more.........................................................            1.25              1.266            0.813

                                          MONTHLY PAYMENT U.S. TREASURY SERIES 1 AND 3
                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 250,000.........................................................            2.50%             2.564%           1.625%
250,000-499,999...........................................................            2.00              2.041            1.300
500,000-749,999...........................................................            1.50              1.523            0.975
750,000-999,999...........................................................            1.25              1.266            0.813
1,000,000 or more.........................................................            1.00              1.010            0.650

                                             MONTHLY PAYMENT U.S. TREASURY SERIES 5
                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 250,000.........................................................            2.75%             2.828%           1.788%
250,000-499,999...........................................................            2.25              2.302            1.463
500,000-749,999...........................................................            1.50              1.523            0.975
750,000-999,999...........................................................            1.25              1.266            0.813
1,000,000 or more.........................................................            1.00              1.010            0.650

                                 MONTHLY PAYMENT U.S. TREASURY SERIES 6

                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 1,000,000.......................................................            1.00%             1.010%           0.650%
1,000,000 or more.........................................................            0.50              0.503            0.325

                 U.S. TREASURY SERIES 7--LADDERED ZERO COUPONS

                                                                                                      SALES CHARGE        DEALER
                                                                                       (GROSS UNDERWRITING PROFIT)      CONCESSION
                                                                                    ----------------------------------
                                                                                    AS PERCENT OF      AS PERCENT OF
                                                                                    PUBLIC OFFERING      NET AMOUNT
     NUMBER OF UNITS                                                                        PRICE          INVESTED     AS PERCENT
----------------------------------------------------------------------------------  -----------------  ---------------   OF PUBLIC
                                                                                                                          OFFERING
                                                                                                                             PRICE
                                                                                                                        -----------
ASSURANCE TRUST 1995
  Less than 1,000.................................................................           1.25%            1.266%         0.813%
  1,000 or more...................................................................           1.00             1.010          0.650
ASSURANCE TRUST 2000
  Less than 500...................................................................           2.00%            2.041%         1.300%
  500-999.........................................................................           1.50             1.523          0.975
  1,000 or more...................................................................           1.00             1.010          0.650
ASSURANCE TRUST 2005
  Less than 250...................................................................           3.00%            3.093%         1.950%
  250-499.........................................................................           2.50             2.564          1.625
  500-749.........................................................................           2.00             2.041          1.300
  750-999.........................................................................           1.50             1.523          0.975
  1,000 or more...................................................................           1.00             1.010          0.650

             MONTHLY PAYMENT U.S. TREASURY SERIES 8, 19, 20 AND 23
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------        PUBLIC
                                                                              AS PERCENT OF      AS PERCENT OF    OFFERING PRICE
                                                                              BID SIDE PUBLIC      NET AMOUNT     ---------------
     NUMBER OF UNITS                                                          OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 1,000,000.........................................................           1.50%            1.523%           0.975%
1,000,000 or more...........................................................           1.25             1.266            0.813

                                             MONTHLY PAYMENT U.S. TREASURY SERIES 10
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------  PUBLIC OFFERING
                                                                              AS PERCENT OF BID  AS PERCENT OF           PRICE
                                                                                SIDE PUBLIC        NET AMOUNT     ---------------
NUMBER OF UNITS                                                               OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 500,000...........................................................           1.75%            1.781%           1.138%
500,000-999,999.............................................................           1.25             1.266            0.813
1,000,000 or more...........................................................           0.75             0.756            0.488

                                         MONTHLY PAYMENT U.S. TREASURY SERIES 12 AND 13
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------  PUBLIC OFFERING
                                                                              AS PERCENT OF BID  AS PERCENT OF           PRICE
                                                                                SIDE PUBLIC        NET AMOUNT     ---------------
     NUMBER OF UNITS                                                          OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 1,000,000.........................................................           0.75%            0.756%           0.488%
1,000,000 or more...........................................................           0.50             0.503            0.325

                                             MONTHLY PAYMENT U.S. TREASURY SERIES 14
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------  PUBLIC OFFERING
                                                                              AS PERCENT OF BID  AS PERCENT OF           PRICE
                                                                                SIDE PUBLIC        NET AMOUNT     ---------------
NUMBER OF UNITS                                                               OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 1,000,000.........................................................           1.00%            1.010%           0.650%
1,000,000 or more...........................................................           0.75             0.756            0.488

                                             MONTHLY PAYMENT U.S. TREASURY SERIES 15
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------  PUBLIC OFFERING
                                                                              AS PERCENT OF BID  AS PERCENT OF           PRICE
                                                                                SIDE PUBLIC        NET AMOUNT     ---------------
NUMBER OF UNITS                                                               OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 500,000...........................................................           2.00%            2.041%           1.300%
500,000-999,999.............................................................           1.50             1.523            0.975
1,000,000 or more...........................................................           1.00             1.010            0.650

                                             MONTHLY PAYMENT U.S. TREASURY SERIES 16
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------  PUBLIC OFFERING
                                                                              AS PERCENT OF BID  AS PERCENT OF           PRICE
                                                                                SIDE PUBLIC        NET AMOUNT     ---------------
NUMBER OF UNITS                                                               OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 1,000,000.........................................................           1.25%            1.266%           0.813%
1,000,000 or more...........................................................           1.00             1.010            0.650

                                     MONTHLY PAYMENT U.S. TREASURY SERIES 17, 18, 21 AND 22
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------  PUBLIC OFFERING
                                                                              AS PERCENT OF BID  AS PERCENT OF           PRICE
                                                                                SIDE PUBLIC        NET AMOUNT     ---------------
NUMBER OF UNITS                                                               OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 500,000...........................................................           2.25%            2.302%           1.463%
500,000-999,999.............................................................           1.75             1.781            1.138
1,000,000 or more...........................................................           1.25             1.266            0.813

                                                 U.S. TREASURY STRATEGY SERIES 1
                                                                                                SALES CHARGE
                                                                                 (GROSS UNDERWRITING PROFIT)          DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                              ----------------------------------  PUBLIC OFFERING
                                                                              AS PERCENT OF BID  AS PERCENT OF           PRICE
                                                                                SIDE PUBLIC        NET AMOUNT     ---------------
     NUMBER OF UNITS                                                          OFFERING PRICE         INVESTED
----------------------------------------------------------------------------  -----------------  ---------------
Less than 1,000,000.........................................................           1.50%            1.523%           0.975%
1,000,000 to 4,999,999......................................................           1.00             1.010            0.650
5,000,000 or more...........................................................           0.75             0.756            0.490

     The above graduated sales charges will apply on all purchases on any one day by the same purchaser of Units only in the amounts stated. Concurrent purchases in the secondary market of one or more Series sponsored by the Sponsors which have the same rates of sales charge will be aggregated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

                                                                    14102--10/95

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               GOVERNMENT SECURITIES
Merrill Lynch,                          INCOME FUND
Pierce, Fenner & Smith Incorporated     Monthly Payment U.S. Treasury Series--5
Defined Asset Funds                     A Unit Investment Trust
P.O. Box 9051                           This Prospectus consists of a Part A and
Princeton, NJ 08543-9051                a Part B. This Prospectus does not
(609) 282-8500                          contain all of the information with
Smith Barney Inc.                       respect to the investment company set
Unit Trust Department                   forth in its registration statement and
388 Greenwich Street--23rd Floor        exhibits relating thereto which have
New York, NY 10013                      been filed with the Securities and
(212) 816-4000                          Exchange Commission, Washington, D.C.
PaineWebber Incorporated                under the Securities Act of 1933 and the
1200 Harbor Boulevard                   Investment Company Act of 1940, and to
Weehawken, NJ 07087                     which reference is hereby made. Copies
(201) 902-3000                          of filed material can be obtained from
Prudential Securities Incorporated      the Public Reference Section of the
One New York Plaza                      Commission, 450 Fifth Street, N.W.,
New York, NY 10292                      Washington, D.C. 20549 at prescribed
(212) 778-6164                          rates. The Commission also maintains a
Dean Witter Reynolds Inc.               Web site that contains information
Two World Trade Center--59th Floor      statements and other information
New York, NY 10048                      regarding registrants such as Defined
(212) 392-2222                          Asset Funds that file electronically
EVALUATOR:                              with the Commission at
Interactive Data Services, Inc.         http://www.sec.gov.
14 Wall Street                          ------------------------------
New York, NY 10005                      No person is authorized to give any
TRUSTEE:                                information or to make any
The Bank of New York                    representations with respect to this
Unit Investment Trust Department        investment company not contained in its
P.O. Box 974                            registration statement and exhibits
Wall Street Station                     related thereto; and any information or
New York, NY 10268-0974                 representation not contained therein
1-800-221-7771                          must not be relied upon as having been
                                        authorized.
                                        This Prospectus shall not constitute an
                                        offer to sell or the solicitation of an
                                        offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
                                        12959--1/98

                             DEFINED ASSET FUNDS--
                       GOVERNMENT SECURITIES INCOME FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Registration Statement on Form S-6 of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

     The following exhibits:

        1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
               October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund,
            Multistate Series--48, 1933 Act File No. 33-50247).

        4.1  --Consent of the Evaluator.

        5.1  --Consent of independent accountants.

        9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to Post Effective Amendment No. 4 to the Registration Statement of Government Securities Income Fund, Freddie Mac Series 10, 1933
     Act File No. 33-46142).

                             DEFINED ASSET FUNDS--
                       GOVERNMENT SECURITIES INCOME FUND
                    MONTHLY PAYMENT U.S. TREASURY SERIES--5

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--GOVERNMENT SECURITIES INCOME FUND, MONTHLY PAYMENT U.S. TREASURY SERIES--5 (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 21ST DAY OF JANUARY, 1998.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      DANIEL P. TULLY
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By DANIEL C. TYLER
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Numbers:
                                                              33-41631 and
                                                              333-15919


      ROBERT C. GOLDEN
      ALAN D. HOGAN
      A. LAURENCE NORTON, JR.
      LELAND B. PATON
      VINCENT T. PICA II
      MARTIN PFINSGRAFF
      HARDWICK SIMMONS
      LEE B. SPENCER, JR.
      BRIAN M. STORMS

      By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Numbers:
                                                              33-49753, 33-55073
                                                              and 333-10441


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      ROBERT H. LESSIN
      WILLIAM J. MILLS, II
      MICHAEL B. PANITCH
      PAUL UNDERWOOD

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039


      RICHARD M. DeMARTINI
      ROBERT J. DWYER
      CHRISTINE A. EDWARDS
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      MITCHELL M. MERIN
      STEPHEN R. MILLER
      RICHARD F. POWERS III
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Executive Committee of the Board      the following 1933 Act File
  of Directors of PaineWebber               Number: 33-55073
  Incorporated:


      JOSEPH J. GRANO, JR.
      DONALD B. MARRON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)